SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               FEBRUARY 28, 2000
              ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 CITIGROUP INC.
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)


      DELAWARE                      1-9924                   52-1568099
   ---------------             -----------------         ------------------
   (State or other          (Commission File Number)       (IRS Employer
   jurisdiction of                                         Identification
   incorporation)                                              Number)


  153 EAST 53RD STREET, NEW YORK, NEW YORK                      10043
  ----------------------------------------                    ----------
  (Address of principal executive offices)                    (Zip Code)


                                 (212) 559-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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                                 Citigroup Inc.
                           Current Report on Form 8-K


Item 5.           Other Events.

On February 28, 2000, Citigroup Inc. issued a press release announcing the retirement of John S. Reed, Chairman and Co-Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Not applicable.

         (b)       Not applicable.

         (c)       Exhibits


                  Exhibit No.       Description
                  -----------       ------------------

                    99.01           Press Release of Citigroup Inc.
                                    dated February 28, 2000



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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 28, 2000


                                       CITIGROUP INC.


                                       By: /s/ Stephanie B. Mudick
                                          --------------------------
                                      Name:    Stephanie B. Mudick
                                      Title:   Assistant Secretary



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